The Saratoga Advantage Trust

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Supplement dated June 8, 2011 to the Prospectus

Dated February 1, 2011

of the James Alpha Global Enhanced Real Return Portfolio (the “Prospectus”)

Reference is made to the section entitled “Purchase of Shares”, sub-heading “Continuous Offering” beginning on page 23 of the Prospectus.  The first two paragraphs in this section are deleted in their entirety and replaced with the following:

For Class A shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $1 million. With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment.  For employees and relatives of the Manager, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio.  With respect to Class A shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund.  The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

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Reference is made to the section entitled “Additional Information” located on page 36 of the Prospectus.   The following paragraph is added after the existing information in this section:

In addition, the Portfolio or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolio and/or its agents. The fees payable by the Portfolio under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolio.  These expenses are not separately identified in the fee table under the section titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee table.

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Please retain this supplement for future reference.